UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2024
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RALLYBIO CORPORATION
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	234 Church Street, Suite 1020 New Haven, Connecticut	06510
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 203 859-3820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 6, 2024, Rallybio Corporation (Rallybio) issued a press release (the Press Release) that contained an estimate of its cash, cash equivalents and marketable securities as of December 31, 2023. This information is preliminary and unaudited.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 6, 2024, Rallybio announced the prioritization of its portfolio and a workforce reduction to focus resources on its Phase 2-ready clinical stage programs, RLYB212 and RLYB116.

As part of this effort, Rallybio will eliminate approximately 45% of its current positions. As a result of these actions, Rallybio expects to incur charges of approximately $3.3 million, excluding share-based compensation expense. The charges related to the workforce reduction are cash-based expenditures related primarily to one-time severance and benefit payments. Rallybio expects to recognize substantially all charges related to the workforce reduction in the quarter ending March 31, 2024. These estimates are subject to assumptions and actual results may differ.

In connection with the announcement, Rallybio issued the Press Release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report contains forward looking statements that are based on our management’s beliefs and assumptions and on currently available information. All statements, other than statements of historical facts contained in this Current Report are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, estimated expenses to be incurred in connection with Rallybio’s planned workforce reduction and other statements related to the planned workforce reduction. The forward-looking statements in this Current Report are only predictions and are based largely on management’s current expectations and projections about future events and financial trends that management believes may affect Rallybio’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to risks and uncertainties described in Rallybio’s filings with the U.S. Securities and Exchange Commission (SEC), including Rallybio’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, and subsequent filings with the SEC. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Except as required by applicable law, Rallybio is not obligated to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on February 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date:	February 6, 2024	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer